UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2024 (November 20, 2024)

ConocoPhillips

(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

925 N. Eldridge Parkway
Houston, Texas 77079

(Address of principal executive offices and zip code)

(Registrant’s telephone number, including area code): (281) 293-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	COP	New York Stock Exchange
7% Debentures due 2029	CUSIP – 718507BK1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 22, 2024, ConocoPhillips, a Delaware corporation (the “Company”), completed its previously announced acquisition of Marathon Oil Corporation, a Delaware corporation (“Marathon”). The acquisition was completed by way of the merger of Puma Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), with and into Marathon (the “Merger”), with Marathon continuing as the surviving corporation in the Merger, pursuant to that certain Agreement and Plan of Merger, dated as of May 28, 2024 (the “Merger Agreement”), among the Company, Merger Sub and Marathon. As a result of the Merger, each share of common stock of Marathon outstanding immediately prior to the effective time of the Merger (other than certain excluded shares) was converted into the right to receive 0.255 shares of common stock of the Company and cash in lieu of fractional shares, as applicable (the “Merger Consideration”). Additionally, as a result of the Merger, each outstanding equity award of Marathon was treated in accordance with the terms of the Merger Agreement.

The issuance of shares of common stock of the Company in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-4, as amended (File No. 333-280448), declared effective by the Securities and Exchange Commission (the “SEC”) on July 26, 2024. The proxy statement/prospectus included in the registration statement contains additional information about the Merger.

The foregoing description of the Merger and the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On November 22, 2024, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any filing of the Company, whether made before, on, or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 8.01	Other Events.

HSR Act Waiting Period

The consummation of the Merger was subject to the satisfaction or waiver of certain closing conditions including, among other things, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). As previously disclosed, on July 11, 2024, the Company and Marathon each received a request for additional information and documentary material (the “Second Request”) from the U.S. Federal Trade Commission (“FTC”) in connection with the FTC’s review of the transactions contemplated by the Merger Agreement. The effect of the Second Request was to extend the waiting period under the HSR Act until 30 days after both the Company and Marathon certified substantial compliance with the Second Request. Following the Company’s and Marathon’s certifications of substantial compliance, the waiting period under the HSR Act expired on November 20, 2024.

Guarantee of Marathon Oil Municipal Bonds

In connection with the completion of the Merger, ConocoPhillips has agreed to unconditionally guarantee $1 billion in aggregate principal amount of the Parish of St. John the Baptist, State of Louisiana Revenue Refunding Bonds (Marathon Oil Corporation Project) Series 2017 (the “Municipal Bonds”), which were issued pursuant to that certain indenture dated as of December 1, 2017, between the Parish of St. John the Baptist, State of Louisiana, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, for the benefit of Marathon. Further, effective on or about July 1, 2026, ConocoPhillips Company, a Delaware corporation, will assume all of Marathon’s obligations in connection with the Municipal Bonds.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired

The following audited consolidated financial statements of Marathon as of December 31, 2023 and 2022 and for each of the three years ended December 31, 2023, 2022 and 2021 are filed as Exhibit 99.2 hereto, and are incorporated herein by reference:

•	Management’s Report on Internal Control over Financial Reporting;
•	Report of Independent Registered Public Accounting Firm;
•	Consolidated Statements of Income for the three years ended December 31, 2023;
•	Consolidated Statements of Comprehensive Income for the three years ended December 31, 2023;
•	Consolidated Balance Sheet as of December 31, 2023 and 2022;
•	Consolidated Statement of Cash Flows for the three years ended December 31, 2023;
•	Consolidated Statement of Stockholders’ Equity for the three years ended December 31, 2023; and
•	Notes to Consolidated Financial Statements.

The reserve audit reports prepared by Netherland, Sewell & Associates, Inc. and Ryder Scott related to Marathon’s estimated quantities of certain proved reserves of oil and gas as of December 31, 2023 are included in Item 8 of Marathon’s Annual Report on Form 10-K for the year ended December 31, 2023, filed as Exhibit 99.2 hereto, and are incorporated herein by reference.

The following unaudited consolidated financial statements of Marathon as of and for the quarterly period ended September 30, 2024 are filed as Exhibit 99.3 hereto, and are incorporated herein by reference:

•	Consolidated Statements of Income for the three and nine months ended September 30, 2024 and 2023;
•	Consolidated Statements of Comprehensive Income for the three and nine months ended September 30, 2024 and 2023;
•	Consolidated Balance Sheets as of September 30, 2024 and December 31, 2023;
•	Consolidated Statement of Cash Flows for the nine months ended September 30, 2024 and 2023;
•	Consolidated Statement of Stockholders’ Equity for the quarterly periods ended March 31, 2023, June 30, 2023, September 30, 2023, March 31, 2024, June 30, 2024 and September 30, 2024; and
•	Notes to Consolidated Financial Statements.

(b)	Pro forma condensed financial information

The following unaudited pro forma combined financial statements of ConocoPhillips, giving effect to the Merger (as specified therein), are filed as Exhibit 99.4 hereto, and are incorporated herein by reference:

•	Unaudited Pro Forma Combined Balance Sheet as of September 30, 2024;
•	Unaudited Pro Forma Combined Income Statement for the nine months ended September 30, 2024 and the year ended December 31, 2023; and
•	Notes to the Unaudited Pro Forma Combined Financial Statements.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
2.1*	Agreement and Plan of Merger, dated as of May 28, 2024, by and among ConocoPhillips, Puma Merger Sub Corp. and Marathon Oil Corporation (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by the Company with the SEC on May 29, 2024)
23.1	Consent of PricewaterhouseCoopers LLP
23.2	Consent of Ryder Scott Company, L.P.
23.3	Consent of Netherland, Sewell & Associates, Inc.
99.1⸸	Press release, dated November 22, 2024, issued by the Company.
99.2	Audited financial statements of Marathon Oil Corporation as of December 31, 2023 and 2022 and for each of the fiscal years ended December 31, 2023, 2022 and 2021 (incorporated by reference to Item 8 of Marathon Oil Corporation’s Annual Report on Form 10-K for the annual period ended December 31, 2023).
99.3	Unaudited financial statements of Marathon Oil Corporation as of September 30, 2024 and for the nine months ended September 30, 2024 and 2023 (incorporated by reference to Item 1 of Marathon Oil Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024).
99.4	Unaudited pro forma combined financial statements
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101)

* Certain schedules and other similar attachments to this exhibit have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The registrant will provide a copy of such omitted documents to the Securities and Exchange Commission upon request.

⸸ Furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Kelly B. Rose
Kelly B. Rose
Senior Vice President, Legal, General Counsel and Corporate Secretary

November 22, 2024